Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended October 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$15,782,498
Unrealized Gain (Loss) on Market Value of Commodity Futures	78,628
Dividend Income	5,092
Interest Income	10
ETF Transaction Fees	1,050
Total Income (Loss)	$15,867,278

Expenses
Management Fees	$171,552
Professional Fees	15,144
Brokerage Commissions	17,220
Directors' Fees and insurance	4,295
SEC & FINRA Registration Expense	3,363
Total Expenses	$211,574
Net Income (Loss)	$15,655,704

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/21	$235,500,454
Additions (250,000 Shares)	10,664,264
Withdrawals (200,000 Shares)	(8,853,370)
Net Income (Loss)	15,655,704

Net Asset Value End of Month	$252,967,052
Net Asset Value Per Share (5,800,000 Shares)	$43.62

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended October 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$895,500
Unrealized Gain (Loss) on Market Value of Commodity Futures	15,500,787
Dividend Income	5,137
Interest Income	6
ETF Transaction Fees	2,800
Total Income (Loss)	$16,404,230

Expenses
Management Fees	$140,300
Professional Fees	21,805
Brokerage Commissions	1,385
Directors' Fees and insurance	5,178
SEC & FINRA Registration Expense	12,046
Total Expenses	$180,714
Net Income (Loss)	$16,223,516

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/21	$237,771,844
Additions (1,700,000 Shares)	46,007,364
Withdrawals (500,000 Shares)	(14,104,235)
Net Income (Loss)	16,223,516

Net Asset Value End of Month	$285,898,489
Net Asset Value Per Share (10,700,000 Shares)	$26.72

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended October 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$16,677,998
Unrealized Gain (Loss) on Market Value of Commodity Futures	15,579,415
Dividend Income	10,229
Interest Income	16
ETF Transaction Fees	3,850
Total Income (Loss)	$32,271,508

Expenses
Management Fees	$311,852
Professional Fees	36,949
Brokerage Commissions	18,605
Directors' Fees and insurance	9,473
SEC & FINRA Registration Expense	15,409
Total Expenses	$392,288
Net Income (Loss)	$31,879,220

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/21	$473,272,298
Additions (1,950,000 Shares)	56,671,628
Withdrawals (700,000 Shares)	(22,957,605)
Net Income (Loss)	31,879,220

Net Asset Value End of Month	$538,865,541

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596